Exhibit 99.1

Graphic Packaging Announces Proposed Senior Notes Offering

ATLANTA, November 8, 2021 — Graphic Packaging International, LLC (“Graphic Packaging”), a direct wholly-owned subsidiary of Graphic Packaging International Partners, LLC and the primary operating subsidiary of Graphic Packaging Holding Company (NYSE: GPK), announced today that it launched an offering to sell $400.0 million aggregate principal amount of its senior notes due 2030 (the “Dollar Notes”) and €290.0 million aggregate principal amount of its senior notes due 2029 (the “Euro Notes” and, together with the Dollar Notes, the “Senior Notes”) in a private offering in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions.

The Senior Notes will be senior unsecured obligations of Graphic Packaging. The Senior Notes will be guaranteed by Graphic Packaging International Partners, LLC, as well as by Graphic Packaging’s existing and future material domestic subsidiaries that guarantee obligations under its Fourth Amended and Restated Credit Agreement, by and among Graphic Packaging and certain of its subsidiaries as Borrowers, the lenders and agents named therein, and Bank of America, N.A., as Administrative Agent, dated as of April 1, 2021 (the “Fourth Amended and Restated Credit Agreement”), and its existing senior notes due 2022, 2024, 2026, 2027, 2028 and 2029.

Graphic Packaging expects to use the net proceeds from the offering of the Dollar Notes to repay in full the borrowing under the Incremental Term A-4 Loan under the Fourth Amended and Restated Credit Agreement, which was incurred to finance the November 1, 2021 acquisition of 100% of the shares of AR Packaging Group AB, a Swedish limited liability company and a leader in fiber-based consumer packaging for food, consumer products and health and beauty items in Europe, Asia and Africa, by GPI Sweden Holdings AB, a Swedish limited liability company and indirect wholly-owned subsidiary of Graphic Packaging (such acquisition, the “AR Acquisition”), and to pay related fees and expenses. Graphic Packaging expects to use the proceeds from the offering of the Euro Notes to repay revolving borrowings outstanding under the Fourth Amended and Restated Credit Agreement, a portion of which were incurred to finance the AR Acquisition and to pay related fees and expenses, as well as to pay fees and expenses related to the offering announced herein.

The Senior Notes and the related guarantees will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act and outside the United States, to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Senior Notes and the related guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with this offering, a stabilizing manager (or persons acting on behalf of the stabilizing manager) may over-allot the Euro Notes or effect transactions with a view to supporting the market price of the Euro Notes during the stabilization period at a level higher than that which might otherwise prevail. However, stabilization action may not necessarily occur. Any stabilization action may begin on or after the date on which adequate public disclosure of the terms of the offer of the Euro Notes is made and, if begun, may be ended at any time, but it must end no later than 30 calendar days after the date on which Graphic Packaging receives the proceeds from the issuance of the Euro Notes or no later than 60 calendar days after the date of allotment of the Euro Notes, whichever is the earlier. Any stabilization action or over-allotment must be conducted by the stabilizing manager (or persons acting on behalf of the stabilizing manager) in accordance with all applicable laws and rules.

The offer and sale of the Senior Notes will be made pursuant to an exception under Regulation (EU) 2017/1129 (the “Prospectus Regulation”) from the requirement to produce a prospectus for offers of securities. This press release does not constitute a prospectus within the meaning of the Prospectus Regulation or an offer to the public.

This announcement has been prepared on the basis that any offer of the Senior Notes in the United Kingdom (the “UK”) will be made pursuant to an exemption under Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA” (the “UK Prospectus Regulation”)) from a requirement to publish a prospectus for offers of Senior Notes.

The target market (with respect to Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA (“UK MiFIR”) and Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”) product governance) is eligible counterparties and professional clients only (for all distribution channels). No packaged retail investment and insurance-based products (“PRIIPs”) key information document has been prepared, as the Notes are not available to retail investors in the European Economic Area (the “EEA”) nor in the UK.

Promotion of the Senior Notes in the UK is restricted by the Financial Services and Markets Act 2000, as amended (the “FSMA”), and accordingly the Senior Notes are not being promoted to the general public in the UK. This press release is for distribution only to, and is only directed at, persons who (i) are outside the UK, (ii) have professional experience in matters relating to investments and who qualify as investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (iii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any Senior Notes may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). The Senior Notes will only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such notes will be engaged in only with, relevant persons. This press release is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons.

Prohibition of sales to EEA retail investors: The Senior Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97 (the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II or (iii) not a “qualified investor” as defined in the Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Senior Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Senior Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Prohibition of sales to United Kingdom retail investors: The Senior Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (ii) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a “qualified investor” as defined in Article 2 of the UK Prospectus Regulation. No key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the Senior Notes or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the Senior Notes or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

About Graphic Packaging Holding Company

Graphic Packaging Holding Company (the “Company”) (NYSE: GPK), headquartered in Atlanta, Georgia, is committed to providing consumer packaging that makes a world of difference. The Company is a leading provider of sustainable fiber-based packaging solutions for a wide variety of products to food, beverage, foodservice, and other consumer products companies. The Company operates on a global basis, is one of the largest producers of folding cartons and paper-based foodservice products in the United States, and holds leading market positions in coated recycled paperboard, coated unbleached kraft paperboard and solid bleached sulfate paperboard. The Company’s customers include many of the world’s most widely-recognized companies and brands. Additional information about Graphic Packaging, its business and its products is available on the Company’s web site at www.graphicpkg.com.

Forward-Looking Statements

Any statements of Graphic Packaging Holding Company’s expectations in this press release constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements, including but not limited to those regarding the offering and the use of proceeds therefrom, are based on currently available information and are subject to various risks and uncertainties that could cause actual results to differ materially from Graphic Packaging Holding Company’s present expectations. These risks and uncertainties include, but are not limited to, market conditions affecting the offering. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as required by law. Additional information regarding these and other risks is contained in Graphic Packaging Holding Company’s filings with the Securities and Exchange Commission.